Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2021
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities	Commitments and Contingent Liabilities
The Parent Company has entered into exclusive license agreements with foreign licensees, such as GungHo Online Entertainment, Inc., Innova Intellectual Properties S.a.r.l, Shanghai TA REN Network Technology Co., Ltd. and etc. to provide exclusive license to distribute and sell online games and receives a certain portion of each licensee’s revenues (20-40%) as royalties.

In July 2021, the Parent Company and Shanghai TA REN Network Technology Co., Ltd. entered into development agreements to grant them the right to develop mobile games based on the contents of Ragnarok Online and distribute such games in China over the next three years.
As of December 31, 2021, the Group has entered into license agreements with various third-party game developers to secure exclusive right to publish the games developed by the third-party developers. Upfront license fees paid are capitalized and recognized as other intangible assets and minimum guaranteed royalties are capitalized and recognized as other non-current asset. Purchase obligations for future payment related to above agreements as of December 31, 2021 and 2020 are Won 2,335 million and Won 3,310 million, respectively.
As of December 31, 2021, the Parent Company benefited from payment guarantee of USD 818,000 from KB Kookmin Bank regarding overseas IP contracts.
As of December 31, 2021, the Group has been provided with a payment guarantee amounting to Won 1,818 million from Seoul Guarantee Insurance Co., Ltd.